UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2017

Industrial Property Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55376	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
518 Seventeenth Street, 17th Floor
Denver, CO 80202
(Address of principal executive offices)
(303) 228-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.    Other Events.
Public Earnings Call
Industrial Property Trust Inc. (the "Company") will host a public conference call on Tuesday, August 29, 2017 to review quarterly operating and financial results for the quarter ended June 30, 2017. Dwight Merriman, Managing Director, Chief Executive Officer, and Tom McGonagle, Managing Director, Chief Financial Officer, will present operating and financial data and discuss the Company’s corporate strategy and acquisition and development activity. The conference call will take place at 2:15 p.m. MDT and can be accessed by dialing (866) 548-4713; conference ID 6913437. To access a replay of the call, contact Black Creek Group at (866) 324-7348.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL PROPERTY TRUST INC.

August 22, 2017	By:	/s/ THOMAS G. MCGONAGLE
Name: Thomas G. McGonagle
Title: Managing Director, Chief Financial Officer

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